                                                                               .
                                                                               .
                                                                               .

EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

          Name                      State of Incorporation          Other Names Used in Business
          ----                      ----------------------          ----------------------------
Community Builders, Inc.            Colorado                        None.